ARTICLES OF INCORPORATION

                                       OF

                         NATIONAL PENN BANCSHARES, INC.

                      (A Pennsylvania Business Corporation)

     In compliance with the requirements of section 204 of the Business Corporation Law, Act of May 5, 1933 (P.L. 364) (15 P.S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies that:

     FIRST. The name of the Corporation is National Penn Bancshares, Inc.

     SECOND. The location and post office address of the initial registered office of the Corporation in this Commonwealth is Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512.

     THIRD. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania and shall have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under such Law.

     FOURTH. The Corporation shall have perpetual existence.

     FIFTH. The total number of shares of stock that the Corporation shall have the authority to issue is Two Million (2,000,000) shares, all of one class called Common Shares, each of which shall have the par value of $5.00.

     SIXTH. The holder of each Common Share shall be entitled to one vote on each matter on which shareholders of the Corporation are entitled to vote. Shareholders shall not have the right to cumulative voting in the election of directors.

     SEVENTH. The name and post office address of the incorporator and the number and class of shares subscribed by the incorporator is:


                                                      Number and Class
     Name                    Address                     of Shares

David G. Nation         1100 PNB Building             One Common Share,
                        Broad & Chestnut Sts.         par value $5.00
                        Philadelphia, PA 19107

     IN TESTIMONY WHEREOF, the incorporator has signed and sealed these Articles of Incorporation this 26th day of January, 1982.

                                                    /s/ David G. Nation  (SEAL)
                                                   ----------------------------
                                                    David G. Nation

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                          CERTIFICATE OF INCORPORATION

                   Office of the Secretary of the Commonwealth

To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                         NATIONAL PENN BANCSHARES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

     Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                              Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 9th day of January, in the year of our Lord one thousand nine hundred and eighty-two and of the Commonwealth the two hundred sixth.

                              /s/ William R. Davis
                              Secretary of the Commonwealth

Applicant's Account No. _______________

DSCB:BCL-806 (Rev. 8-72)

Filing Fee: $40
AB-2

Articles of Amendment - Domestic Business Corporation

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                               CORPORATION BUREAU

                                        Filed this 12th day of
                                        April, A.D. 1984,

                                        Commonwealth of Pennsylvania
                                        Department of State

                                        /s/ William R. Davis
                                        Secretary of the Commonwealth



     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:

                         National Penn Bancshares, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Philadelphia and Reading Avenues
(NUMBER)                                          (STREET)

Boyertown                      Pennsylvania                        19512
(CITY)                                                           (ZIP CODE)

3.   The statute by or under which it was incorporated is:

Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364 (15 P.S. ss.1001, et seq.)

4.   The date of its incorporation is: January 28, 1982.

5.   (Check, and if appropriate, complete one of the following):

     [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 10th day of April, 1984.

     Place: Gilbertsville Fire Company, 1456 East Philadelphia Avenue, Gilbertsville, PA

     Kind and period of notice: Written notice was provided nineteen (l9) days prior to the annual meeting at which the amendment was adopted by shareholders.

     [__] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          852,174

     (b)  The number of shares entitled to vote was:
          852,174

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:
               670,372.3264

     (b)  The number of shares voted against the amendment was:
               16,517.3157

     8. The amendment adopted by the shareholders, set forth in full, is as follows:



                               See Attachment "A"



     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 10th day of April, 1984.

                                                  NATIONAL PENN BANCSHARES, INC.
                                                      (NAME OF CORPORATION)

                                                  By: /s/ James K. Boyer
                                                  James K. Boyer
                                                  (Title: President)



Attest:

/s/ Sandra L. Spayd
Sandra L. Spayd
(Title: Secretary)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL ss.807 (15 P.S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                  ATTACHMENT A

     The Articles of Incorporation of National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512, are hereby amended by adding a new ARTICLE EIGHTH to read as hereinafter set forth in full:

          EIGHTH. The business and property of the Corporation will be maintained and controlled by the Board of Directors and subject to restrictions imposed by law, by the Articles of Incorporation or by the By-laws, they may exercise all powers of the Corporation.

               (a) The Board of Directors will consist of not less than eight and not more than twelve directors, as determined by resolution of the Board of Directors prior to each annual meeting of shareholders at which directors are to be elected.

               (b) At the 1984 annual meeting of shareholders and thereafter, the directors will be divided into three classes: Class I, Class II and Class III. Each Class shall be as nearly equal in number as possible. If the number of Class I, Class II or Class III directors is fixed for any term of office, it shall not be increased or decreased during that term except by a majority vote of the Board of Directors. In no case will a decrease in the number of directors shorten the term of any incumbent director. The term of office of the initial Class I directors will expire at the 1985 annual meeting of shareholders, the term of office of the initial Class II directors will expire at the 1986 annual meeting of shareholders and the term of office of the initial Class III directors will expire at the 1987 annual meeting of shareholders. At each annual meeting of shareholders following such initial classification and three-year election, the directors elected to succeed those directors whose terms expire shall be identified as being of the same Class and shall be elected for a three-year term of office to expire at the third succeeding annual meeting of shareholders and until their successors have been elected and qualified.

               (c) Any vacancy in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, may be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors. Any director so elected by the Board of Directors shall hold the office for a term expiring at the annual meeting of shareholders at which the Class to which he has been elected expires.

               (d) Any director or the entire Board of Directors may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least two-thirds of all of the outstanding shares of the Corporation entitled to vote for the election of directors at a meeting of shareholders called for that purpose.

               (e) Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Corporation then entitled to be voted in an election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Eighth.

                          Commonwealth of Pennsylvania

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                         NATIONAL PENN BANCSHARES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                              Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 12th day of April in the year of our Lord one thousand nine hundred and eighty-four and of the Commonwealth the two hundred and eighth.

                              /s/ William R. Davis

                              Secretary of the Commonwealth

Applicant's Account No. _______________

DSCB:BCL-806 (Rev. 8-72)

Filing Fee: $40
AB-2

Articles of Amendment - Domestic Business Corporation

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                               CORPORATION BUREAU

                                      Filed this 15th day
                                      of April, A.D. 1986,

                                      Commonwealth of Pennsylvania

                                      Department of State

                                      /s/ Robert A. Gleason, Jr.
                                      Secretary of the Commonwealth



     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:
     National Penn Bancshares, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Philadelphia and Reading Avenues
(NUMBER)                                          (STREET)

Boyertown                      Pennsylvania                        19512
(CITY)                                                           (ZIP CODE)

3.   The statute by or under which it was incorporated is:
     Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended.

4.   The date of its incorporation is:  January 28, 1982.

5.   (Check, and if appropriate, complete one of the following):

     [x] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 8th day of April, 1986.

     Place: Gilbertsville Fire Company, Gilbertsville, PA

     Kind and period of notice: Written notice of the meeting was mailed to shareholders of the Company on or about March 14, 1986.

     [__] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          1,046,072

     (b)  The number of shares entitled to vote was:
          1,046,072

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:
          See Exhibit "A" attached hereto.

     (b)  The number of shares voted against the amendment was:
          See Exhibit "A" attached hereto.

8. The amendment adopted by the shareholders, set forth in full, is as follows:

                       See Attachment "B" attached hereto.









     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 9th day of April, 1986.

                                             NATIONAL PENN BANCSHARES, INC.
                                                  (NAME OF CORPORATION)


                                             By: /s/ James K. Boyer
                                             President and Chief Executive
                                             Officer

Attest:

/s/ Sandra L. Spayd
Secretary

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL ss.807 (15 P.S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                   EXHIBIT "A"

     1. The vote to adopt an amendment to ARTICLE FIFTH of the Company's Articles of Incorporation was as follows:

          828,022.2886 votes were cast in favor of the amendment and 22,706.1331 votes were cast against the amendment.

     2. The vote to adopt an amendment to the Company's Articles of Incorporation to add a new ARTICLE NINTH thereto was as follows:

          816,677.7363 votes were cast in favor of the amendment and 33,989.7758 votes were cast against the amendment.

     3. The votes to adopt an amendment to the Company's Articles of Incorporation to add a new ARTICLE TENTH thereto was as follows:

          822,747.4966 votes were cast in favor of the amendment and 26,954.3087 votes were cast against the amendment.

                                   EXHIBIT "B"

     Article Fifth of the Company's Articles of Incorporation shall be amended to read, in its entirety, as follows:

FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 5,000,000 shares of the par value of $5.00 per share.

     A new Article Ninth shall be added to the Company's Articles of Incorporation which reads, in its entirety, as follows:

NINTH. The total number of shares of preferred stock that the Corporation shall have authority to issue is 1,000,000 shares, without par value. The preferred stock may be issued from time to time as a class without series, or if so determined by the Board of Directors of the Corporation, either in whole or in part in one or more series. There is hereby expressly granted to and vested in the Board of Directors of the Corporation authority to fix and determine (except as fixed and determined herein), by resolution, the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, including specifically, but not limited to, the dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any wholly unissued series of preferred stock (or the entire class of preferred stock if none of such shares have been issued), the number of shares constituting any such series and the terms and conditions of the issue thereof. Prior to the issuance of any shares of preferred stock, a statement setting forth a copy of each such resolution or resolutions and the number of shares of preferred stock of each such class or series shall be executed and filed in accordance with the Pennsylvania Business Corporation Law. Unless otherwise provided in any such resolution or resolutions, the number of shares of capital stock of any such class or series so set forth in such resolution or resolutions may thereafter be increased or decreased (but not below the number of shares then outstanding), by a statement likewise executed and filed setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the Board of Directors of the Corporation. In case the number of such shares shall be decreased, the number of shares so specified in the statement shall resume the status they had prior to the adoption of the first resolution or resolutions.

     A new Article Tenth shall be added to the Company's Articles of Incorporation, which reads, in its entirety, as follows:

TENTH. Except as set forth below, the affirmative vote of shareholders entitled to cast at least 80% of the votes which all shareholders of the Corporation are entitled to cast shall be required to approve any of the following:

          (a) any merger or consolidation of the Corporation with or into any other corporation;

          (b) any share exchange in which a corporation, person or entity acquires the issued or outstanding shares of capital stock of the Corporation pursuant to a vote of shareholders;

          (c) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Corporation to any other corporation, person, or entity; or

          (d) any transaction similar to, or having similar effect as, any of the foregoing transactions,

if, in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of shares of capital stock entitled to cast more than 5% of the votes which all shareholders of the Corporation are then entitled to cast (an "Interested Shareholder").

     If any of the transactions identified above in this Article Tenth is with a corporation, person or entity that is not an Interested Shareholder, then the affirmative vote of shareholders entitled to cast at least a majority of the votes which all shareholders of the Corporation are entitled to cast shall be required to approve any of such transactions.

     The Board of Directors of the Corporation shall have the power and duty to determine, for purposes of this Article Tenth, on the basis of information known to the Board, if and when such other corporation, person or entity is an Interested Shareholder and if any transaction is similar to, or has a similar effect as, any of the transactions identified above in this Article Tenth. Any such determination shall be conclusive and binding for all purposes of this Article Tenth. The provisions of this Article Tenth shall not apply to any transaction which is approved in advance by a majority of the members of the Board of Directors of the Corporation who are not affiliated with the Interested Shareholder, at a meeting duly called and held.

     Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of shareholders entitled to cast at least 80% of the votes which all shareholders of the Corporation are entitled to cast thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Tenth.

                          Commonwealth of Pennsylvania

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                         NATIONAL PENN BANCSHARES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                              Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 15th day of April in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred and tenth.

                              /s/ Robert A. Gleason, Jr.

                              Secretary of the Commonwealth

Applicant's Account No. _______________

DSCB:BCL-806 (Rev. 8-72)

Filing Fee: $40
AB-2

Articles of Amendment - Domestic Business Corporation

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                               CORPORATION BUREAU

                                          Filed this 13th day of May, A.D. 1988,
                                          Commonwealth of Pennsylvania
                                          Department of State

                                          /s/ James J. Haggerty
                                          Secretary of the Commonwealth



     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is: National Penn Bancshares, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Philadelphia and Reading Avenues
(NUMBER)                                          (STREET)

Boyertown                      Pennsylvania                        19512
(CITY)                                                           (ZIP CODE)

3.   The statute by or under which it was incorporated is:

     Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364 (15 P.S. ss.1001, et seq.)

4.   The date of its incorporation is: January 28, 1982.

5.   (Check, and if appropriate, complete one of the following):

     [x] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 26th day of April, 1988.

     Place: Gilbertsville Fire Company, 1456 East Philadelphia Avenue, Gilbertsville, PA

     Kind and period of notice: Written notice was mailed to shareholders of the Company on or about March 25, 1988.

     [__] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          2,385,294

     (b)  The number of shares entitled to vote was:
          2,385,294

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:
          1,638,158.9860

     (b)  The number of shares voted against the amendment was:
          21,164.3338

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     Article Fifth of the Company's Articles of Incorporation shall be amended to read, in its entirety, as follows:

     FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 10,000,000 shares of the par value of $5.00 per share.





     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 10th day of May, 1988.

                                                  NATIONAL PENN BANCSHARES, INC.
                                                  (NAME OF CORPORATION)



                                                  By: /s/ James K. Boyer
                                                  Chairman and Chief
                                                  Executive Officer

Attest:

/s/ Sandra L. Spayd
Secretary

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL ss.807 (15 P.S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                         NATIONAL PENN BANCSHARES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                              Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 13th day of May in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred and twelfth.

                              /s/ James J. Haggerty
                              Secretary of the Commonwealth

Applicant's Account No. _______________

DSCB:BCL-602 (Rev. 8-72)

Filing Fee: $40
AB-2

Statement Affecting Class or Series of Shares - Domestic Business Corporation

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                               CORPORATION BUREAU

                                           Filed this 21st day of September,
                                           A.D. 1989,
                                           Commonwealth of Pennsylvania,
                                           Department of State

                                           /s/ Christopher A. Lewis
                                           Acting Secretary of the Commonwealth



     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. ss.1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1.   The name of the corporation is:
          National Penn Bancshares, Inc.

2.   (Check and complete one of the following):

     [__] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof set forth in full, is as follows:

     [x] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

     3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 35,000 shares.

4.   (Check and complete one of the following):

     [x] The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the 23rd day of August, 1989.

     [__] The resolution was adopted by a consent or consents in writing dated the _________________ day of __________, 19____, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 10th day of September, 1989.

                                                  NATIONAL PENN BANCSHARES, INC.
                                                  (NAME OF CORPORATION)

                                                  By: /s/ James K. Boyer
                                                  (Title: Chairman and Chief
                                                   Executive Officer)

Attest:

/s/ Sandra L. Spayd
(Title: Secretary)

(CORPORATE SEAL)

                                                                       Exhibit A

                                    TERMS OF

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       OF

                         NATIONAL PENN BANCSHARES, INC.

     RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation by the Articles of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, without par value, of the Corporation, to be designated "Series A Junior Participating Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock" or "this Series"), initially consisting of 35,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are not stated and expressed in the Articles of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Articles of Incorporation shall be deemed to have the meanings provided therein):

     1. Designation and Amount. The designation of the series of Preferred Stock created by this resolution shall be 'Series A Junior Participating Preferred Stock' and the number of shares constituting such Series is Thirty-Five Thousand (35,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities of the Corporation convertible into shares of this Series.

     2. Dividends.

          (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of this Series with respect to dividends, the holders of shares of this Series shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on April 1, July 1, October 1, and January 1 of each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of this Series, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or
     (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of this Series. In the event the Company shall at any time after August 23, 1989 (the "Rights Declaration Date") declare any dividend on the Common Shares payable in Common Shares, subdivide the outstanding Common Shares, or combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of shares of this Series were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of this Series, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of this Series entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of this Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of this Series entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than days prior to the date fixed for the payment thereof.

     3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other resolutions creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

4.   Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.



     5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other resolutions creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Shares, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

     7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

     8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

     10. Amendment. The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Microfilm Number _________________

Entity Number 748548

                        Filed with the Department of State on September 23, 1992

                        /s/

                        Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

                              DSCB:15-1915 (Rev 89)

     In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: NATIONAL PENN BANCSHARES, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)  Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512, Berks
     Number and Street                  City      State          Zip  County

(b) _________________________________________________________________________
     Name of Commercial Registered Office Provider                    County


     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Act of May 5, 1933, P.L. 364, as amended.

4.   The original date of its incorporation is: January 28, 1982

5.   (Check, and if appropriate complete, one of the following):

     [_] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     [x] The amendment shall be effective on: October 1, 1992

6.   (Check one of the following):

     [_] The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. ss.1914(a) and (b).

     [x] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss.1914(c).

7.   (Check, and if appropriate complete, one of the following):

     [_] The amendment adopted by the corporation, set forth in full, is as follows:

     [x] The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

     [_] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22nd day of September, 1992.



                                                  NATIONAL PENN BANCSHARES, INC.
                                                        (Name of Corporation)
                                                  BY: /s/ Lawrence T. Jilk, Jr.
                                                           (Signature)
                                                  TITLE: President and Chief
                                                         Executive Officer

                                    EXHIBIT A

     Article Fifth of the Company's Articles of Incorporation is amended to read as follows:

     FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 20,000,000 shares of the par value of $2.50 per share.

     Upon such change becoming effective, each Common Share of the Company issued at the time such change becomes effective (including shares then held by the Company) shall be changed into two shares of par value of $2.50 each, all of one class, and no change shall be made in connection therewith in the amount of the capital accounts of the Company.

Microfilm Number 9753-694

Entity Number 748548

                             Filed with the Department of State on July 10, 1997 /s/ Yvette Kane
                             Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

                              DSCB:15-1915 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: NATIONAL PENN BANCSHARES, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  PHILADELPHIA AND READING AVENUES  BOYERTOWN   PA          19512  BERKS
     Number and Street                  City      State          Zip  County

(b)  c/o:______________________________________________________________________
     Name of Commercial Registered Office Provider                    County


     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: ACT OF MAY 5, 1933, P.L. 364, AS AMENDED.

4.   The date of its incorporation is: JANUARY 28, 1982

5.   (Check, and if appropriate complete, one of the following):

     [_] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     [x] The amendment shall be effective on: July 15, 1997 at 12:00 A.M.

6.   (Check one of the following):

     [_] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss.1914(a) and (b).

     [x] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss.1914(c).

7.   (Check, and if appropriate complete, one of the following):

     [_] The amendment adopted by the corporation, set forth in full, is as follows:



     [x] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   Check if the amendment restates the Articles):

     [_] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this ____ day of July, 1997.



                                         NATIONAL PENN BANCSHARES, INC.
                                         (Name of Corporation)
                                         BY: /s/ Wayne R. Weidner
                                                (Signature)
                                         TITLE: Executive Vice President

                                    EXHIBIT A

     Article Fifth of the Company's Articles of Incorporation is amended to read as follows:

     FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 20,666,667 shares of the par value of $1.875 per share.

     Upon such change becoming effective, every three Common Shares of the Company issued at the time such change becomes effective (including shares then held by the Company) shall be changed into four shares of par value of $1.875 each, all of one class, and no change shall be made in connection therewith in the amount of the capital accounts of the Company.

Microfilm Number 9760-286

Entity Number 748548

                           Filed with the Department of State on August 7, 1997 /s/ Yvette Kane
                           Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

                              DSCB:15-1915 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: NATIONAL PENN BANCSHARES, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  PHILADELPHIA AND READING AVENUES  BOYERTOWN   PA          19512  BERKS
     Number and Street                  City      State          Zip  County

(b)  c/o:______________________________________________________________________
     Name of Commercial Registered Office Provider                    County


     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: ACT OF MAY 5, 1933, P.L. 364, AS AMENDED.

4.   The date of its incorporation is: JANUARY 28, 1982

5.   (Check, and if appropriate complete, one of the following):

     [x] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     [ ] The amendment shall be effective on: ___________ at __________.
                                                 Date            Hour

6.   (Check one of the following):

     [_] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss.1914(a) and (b).

     [x] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss.1914(c).

7.   (Check, and if appropriate complete, one of the following):

     [_] The amendment adopted by the corporation, set forth in full, is as follows:



     [x] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   Check if the amendment restates the Articles):

     [_] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 31st day of July, 1997.



                                         NATIONAL PENN BANCSHARES, INC.
                                         (Name of Corporation)
                                         BY: /s/ Wayne R. Weidner
                                                (Signature)
                                         TITLE: Executive Vice President

                                    EXHIBIT A

     Article Fifth of the Company's Articles of Incorporation is amended to read as follows:

     FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 26,666,667 shares of the par value of $1.875 per share.

Microfilm Number 9849-1607    Filed with the Department of State on June 30 1998

Entity Number 748548               /s/ Yvette Kane
                                        Secretary of the Commonwealth


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:          NATIONAL PENN BANCSHARES, INC.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) PHILADELPHIA AND READING AVENUES   BOYERTOWN  PA     19512       BERKS
         ----------------------------------------------------------------------
         Number and Street                    City    State    Zip       County

     (b) c/o:      N/A
               Name of Commercial Registered Office Provider           County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:
                                       ACT OF MAY 5, 1933, P.L. 364, AS AMENDED

4.  The date of its incorporation is:      JANUARY 28, 1982
                                      --------------------------

5. (Check, and if appropriate complete, one of the following):

        X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

           The amendment shall be effective on:                  at
     ------                                     --------------       -----------
                                                        Date             Hour

6. (Check one of the following):

        X The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S.ss.1914(a) and (b).

       __ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

       __ The amendment adopted by the corporation, set forth in full, is as follows:



        X The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2            9849-1608





8. (Check if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 25th day of JUNE, 1998.


                                                NATIONAL PENN BANCSHARES, INC.
                                                   (Name of Corporation)

                                      BY: /s/ Wayne R. Weidner
                                                (Signature)

                                      TITLE: President

                                   EXHIBIT "A"


         Article Fifth of the Company's Articles of Incorporation is amended to read as follows:

         FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 50,000,000 without par value.

         Upon such change becoming effective, every Common Share of the Company issued at the time such change becomes effective (including shares then held by the Company) shall be changed into one Common Share without par value.

Microfilm Number 9850-198      Filed with the Department of State on Jun 30 1998

Entity Number 748548          /s/ Yvette Kane
                                       Secretary of the Commonwealth


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:          NATIONAL PENN BANCSHARES, INC.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) PHILADELPHIA AND READING AVENUES  BOYERTOWN  PA    19512       BERKS
         ----------------------------------------------------------------------
         Number and Street                   City    State   Zip       County

     (b) c/o:      N/A
               Name of Commercial Registered Office Provider           County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:
                                        ACT OF MAY 5, 1933, P.L. 364, AS AMENDED

4.  The date of its incorporation is:           JANUARY 28, 1982
                                      --------------------------

5. (Check, and if appropriate complete, one of the following):

        X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

             The amendment shall be effective on:             at
     ------                                     --------------       -----------
                                                     Date              Hour

6. (Check one of the following):

        X The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S.ss.1914(a) and (b).

            The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

             The amendment adopted by the corporation, set forth in full, is as follows:




        X The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2            9850-199





8. (Check if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 25th day of JUNE, 1998.


                                       NATIONAL PENN BANCSHARES, INC.
                                            (Name of Corporation)

                                    BY:/s/ Wayne R. Weidner
                                                (Signature)

                                    TITLE: President

                                   EXHIBIT "A"


         Article   Eighth,   Paragraph   (a),  of  the  Company's   Articles  of
Incorporation, is amended to read as follows:

                  (a) The Board of Directors will consist of not less than eight and not more than fifteen directors, as determined from time to time by resolution of the Board of Directors.

Microfilm Number 9852-546      Filed with the Department of State on Jul 14 1998

Entity Number 748548                  /s/ Yvette Kane
                                        Secretary of the Commonwealth


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:          NATIONAL PENN BANCSHARES, INC.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) PHILADELPHIA AND READING AVENUES   BOYERTOWN   PA    19512      BERKS
         ----------------------------------------------------------------------
         Number and Street                    City     State   Zip       County

     (b) c/o:      N/A
               Name of Commercial Registered Office Provider             County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:
                                        ACT OF MAY 5, 1933, P.L. 364, AS AMENDED

4.  The date of its incorporation is:       JANUARY 28, 1982
                                      --------------------------

5. (Check, and if appropriate complete, one of the following):

             The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

        X   The amendment shall be effective on: JULY 15, 1998   at   12:00 A.M.
     ------                                     --------------       -----------
                                                      Date              Hour
6. (Check one of the following):

             The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

        X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

             The amendment adopted by the corporation, set forth in full, is as follows:




        X The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2


8. (Check if the amendment restates the Articles):

             The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 30th day of JUNE, 1998.


                                           NATIONAL PENN BANCSHARES, INC.
                                               (Name of Corporation)

                                      BY: /s/ Wayne R. Weidner
                                                (Signature)
                                      TITLE: President

                                    EXHIBIT A


         Article Fifth of the Company's Articles of Incorporation is amended to read as follows:

                  FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 62,500,000 shares without par value.

         Upon such change becoming effective, every four Common Shares of the Company issued at the time such change becomes effective (including shares then held by the Company) shall be changed into five shares without par value, all of one class, and no change shall be made in connection therewith in the amount of the capital accounts of the Company.

Microfilm Number 200062-1727                 Filed with the Department
Entity Number 748548                         of State on JUL 12 2000

                                             /s/ Kim Pizzengrilli
                                            ----------------------
                                            Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1926 (Rev 90)

      In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.    The name of the corporation surviving the merger is:
      NATIONAL PENN BANCSHARES, INC.
--------------------------------------------------------------------------------

2.    (Check and complete one of the following):

  X   The surviving corporation is a domestic business corporation and the (a)
 --- address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a) PHILADELPHIA AND READING AVENUES   BOYERTOWN        PA
              ------------------------------------------------------------------
                      Number and Street            City          State

                            19512-0547            BERKS
              ------------------------------------------------------------------
                             Zip                 County

          (b) c/o
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider     County

      For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a qualified foreign business corporation
--- incorporated under the laws of __________ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a)
              ------------------------------------------------------------------
                      Number and Street            City          State


              ------------------------------------------------------------------
                             Zip                 County

          (b) c/o
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider     County

      For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a nonqualified foreign business corporation
--- incorporated under the laws of _____________ and the address of its principal office under the laws of such domiciliary jurisdiction is:


      --------------------------------------------------------------------------
      Number and Street            City          State                Zip

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    Name of Corporation      Address of Registered Office or Name of            County
                             Commercial Registered Office Provider




(Check, and if appropriate complete one, of the following):

  X   The plan of merger shall be effective upon filing these Articles of Merger
 ---  in the Department of State.

      The plan of merger shall be effective on: _____________ at ______________
                                                     Date             Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     Name of Corporation                                                 Manner of Adoption

    NATIONAL PENN BANCSHARES, INC.           ADOPTED BY THE BOARD OF DIRECTORS PURSUANT TO 15 Pa.C.S. ss. 1924(b)(2)


6. (Strike out this paragraph if no foreign corporation is a party to the merger).
      The plan was authorized, adopted or approved, as-the-case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.    (Check, and if appropriate complete, one of the following):

 X    The plan of merger is set forth in full in Exhibit A attached hereto and
---   made a part hereof.

      Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain
--- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

         PHILADELPHIA AND READING AVENUES   BOYERTOWN    PA   19512-0547  BERKS
         Number and Street                    City      State    Zip      County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 12th day of JULY, 2000



                                           NATIONAL PENN BANCSHARES, INC.
                                    --------------------------------------------
                                                (Name of Corporation)


                                    BY: /s/ Lawrence T. Jilk, Jr.
                                        ----------------------------------------
                                         LAWRENCE T. JILK, JR.  (Signature)

                                    TITLE: CHAIRMAN
                                           -------------------------------------

                                                NPB NEW JERSEY, INC.
                                    --------------------------------------------
                                                (Name of Corporation)

                                    BY: /s/ Lawrence T. Jilk, Jr.
                                        ----------------------------------------
                                        LAWRENCE T. JILK, JR.  (Signature)

                                    TITLE: PRESIDENT
                                           -------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                 PLAN OF MERGER
                                 --------------

      THIS PLAN OF MERGER ("Plan") dated July 10, 2000, is by and between NATIONAL PENN BANCSHARES, INC., a Pennsylvania corporation ("NPB"), and NPB NEW JERSEY, INC., a New Jersey corporation ("NPB/NJ").

                                   BACKGROUND
                                   ----------

      1. NPB/NJ is a wholly-owned subsidiary of NPB.

      2. NPB is authorized to transact business as a foreign corporation in the State of New Jersey, pursuant to N.J. Stat.ss. 14A:13-1 et seq.

      3. NPB and NPB/NJ desire to merge NPB/NJ with and into NPB, with NPB remaining as the surviving corporation.

      4. The respective Boards of Directors of NPB and NPB/NJ deem the merger of NPB/NJ with and into NPB, pursuant to the terms and conditions set forth herein, to be desirable and in the best interests of the respective companies and their respective shareholders.

      5. The respective Boards of Directors of NPB and NPB/NJ have adopted resolutions approving this Plan.

      6. This Plan constitutes a "plan of merger" within the respective meanings of N.J. Stat.ss.14A:10-1 and 15 Pa. C.S.A.ss. 1922.

                                    AGREEMENT
                                    ---------

      In consideration of the premises and of the mutual covenants and agreements herein contained, and in accordance with the applicable laws of the State of New Jersey and the Commonwealth of Pennsylvania, NPB and NPB/NJ, intending to be legally bound hereby, agree:

                                    ARTICLE I
                                    ---------

                                     MERGER
                                     ------

      Subject to the terms and conditions of this Plan and in accordance with the applicable laws of the State of New Jersey and the Commonwealth of Pennsylvania, on the Effective Date (as that term is defined in Article V hereof): NPB/NJ shall merge with and into NPB; the separate existence of NPB/NJ shall cease; NPB shall be the surviving corporation in the merger (such transaction being referred to herein as the "Merger", and NPB, as the surviving corporation in the Merger, being referred to herein as the "Surviving Corporation").

                                   ARTICLE II
                                   ----------

                      ARTICLES OF INCORPORATION AND BYLAWS
                      ------------------------------------

      On and after the Effective Date, the articles of incorporation and bylaws of NPB, as in effect immediately prior to the Effective Date, shall automatically remain and be the articles of incorporation and bylaws of the Surviving Corporation until altered, amended or repealed.

                                   ARTICLE III
                                   -----------

                         BOARD OF DIRECTORS AND OFFICERS
                         -------------------------------

      3.1 Board of Directors. On and after the Effective Date, the directors of NPB duly elected and holding office immediately prior to the Effective Date shall become and be the directors of the Surviving Corporation, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

      3.2 Officers. On and after the Effective Date, the officers of NPB duly elected and holding office immediately prior to the Effective Date shall become and be the officers of the Surviving Corporation, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

                                   ARTICLE IV
                                   ----------

                              CONVERSION OF SHARES
                              --------------------

      4.1 NPB Capital Stock.

      (a) Each share of NPB capital stock issued and outstanding immediately prior to the Effective Date shall, on and after the Effective Date, continue to be issued and outstanding as a share of identical capital stock of the Surviving Corporation.

      (b) Each share of NPB capital stock issued and held in the treasury of NPB as of the Effective Date, if any, shall, on and after the Effective Date, continue to be issued and held in the treasury of the Surviving Corporation.

      4.2 NPB/NJ Capital Stock. Each share of NPB/NJ capital stock issued and outstanding immediately prior to the Effective Date, shall, on the Effective Date, be cancelled, and no cash, stock or other property shall be delivered in exchange therefor.

                                    ARTICLE V
                                    ---------

                          EFFECTIVE DATE OF THE MERGER
                          ----------------------------

      The Merger shall be effective on the date on which a Certificate of Merger between NPB and NPB/NJ shall be filed in the office of the New Jersey Secretary of State, and Articles of Merger between NPB and NPB/NJ shall be filed in the Pennsylvania Department of State, in accordance with the applicable laws of the State of New Jersey and the Commonwealth of Pennsylvania (the "Effective Date").

                                   ARTICLE VI
                                   ----------

                              EFFECT OF THE MERGER
                              --------------------

      On the Effective Date: the separate existence of NPB/NJ shall cease; and all of the property (real, personal and mixed), rights, powers, duties and obligations of NPB/NJ and NPB shall be taken and deemed to be transferred to and vested in the Surviving Corporation, without further act or deed, in accordance with the applicable laws of the State of New Jersey and the Commonwealth of Pennsylvania.

                                   ARTICLE VII
                                   -----------

                             AMENDMENT, TERMINATION
                             ----------------------

         This  Plan  may  be  amended  or   terminated  at  any  time  prior  to
consummation of the Merger, but only by an instrument in writing signed by duly authorized officers on behalf of the parties hereto.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

      8.1 Extensions; Waivers. Each party, by a written instrument signed by a duly authorized officer, may extend the time for the performance of any of the obligations or other acts of the other party hereto and may waive compliance with any of the covenants, or performance of any of the obligations, of the other party contained in this Plan.

      8.2 Captions. The headings of the several Articles herein are intended for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Plan.

      8.3 Counterparts. For the convenience of the parties hereto, this Plan may be executed in several counterparts, each of which shall be deemed the original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, National Penn Bancshares, Inc. and NPB New Jersey, Inc. have caused this Plan of Merger to be executed by their duly authorized officers and their corporate seals to be hereunto affixed on the date first written above.


                                        NATIONAL PENN BANCSHARES, INC.


(Corporate Seal)                        By: s/Lawrence T. Jilk, Jr.
                                            ------------------------------------
                                            Lawrence T. Jilk, Jr.,
                                            Chairman and Chief
                                            Executive Officer


                                    Attest: s/Sandra L. Spayd
                                            ------------------------------------
                                            Sandra L. Spayd,
                                            Secretary


                                        NPB NEW JERSEY, INC.


(Corporate Seal)                        By: s/Lawrence T. Jilk, Jr.
                                            ------------------------------------
                                            Lawrence T. Jilk, Jr.,
                                            President and Chief
                                            Executive Officer


                                    Attest: s/Sandra L. Spayd
                                            ------------------------------------
                                            Sandra L. Spayd,
                                            Secretary

Microfilm Number 200106-1798                 Filed with the Department
Entity Number 748548                         of State on Jan 03 2001

                                             /s/ Kim Pizzengrilli
                                            ----------------------
                                            Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1926 (Rev 90)

      In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.    The name of the corporation surviving the merger is:
      NATIONAL PENN BANCSHARES, INC.
--------------------------------------------------------------------------------

2.    (Check and complete one of the following):

  X   The surviving corporation is a domestic business corporation and the (a)
 --- address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a) PHILADELPHIA AND READING AVENUES   BOYERTOWN        PA
              ------------------------------------------------------------------
                      Number and Street            City          State

                            19512-0547            BERKS
              ------------------------------------------------------------------
                             Zip                 County

          (b) c/o N/A
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider     County

      For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a qualified foreign business corporation
--- incorporated under the laws of __________ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a)
              ------------------------------------------------------------------
                      Number and Street            City          State


              ------------------------------------------------------------------
                             Zip                 County

          (b) c/o
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider     County

      For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      The surviving corporation is a nonqualified foreign business corporation
--- incorporated under the laws of _____________ and the address of its principal office under the laws of such domiciliary jurisdiction is:


      --------------------------------------------------------------------------
      Number and Street            City          State                Zip

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    Name of Corporation      Address of Registered Office or Name of            County
                             Commercial Registered Office Provider

  COMMUNITY INDEPENDENT     201 NORTH MAIN STREET, BERNVILLE, PA 19506           BERKS
      BANK. INC.

(Check, and if appropriate complete one, of the following):

  X   The plan of merger shall be effective upon filing these Articles of Merger
 ---  in the Department of State.

      The plan of merger shall be effective on: _____________ at ______________
                                                     Date             Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     Name of Corporation                                                 Manner of Adoption

    NATIONAL PENN BANCSHARES, INC.           ADOPTED BY THE BOARD OF DIRECTORS PURSUANT TO 15 Pa.C.S. ss. 1924(b)(2)

    COMMUNITY INDEPENDENT BANK, INC.         ADOPTED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS PURSUANT TO
                                             15 Pa.C.S. ss.1924(a)

6. (Strike out this paragraph if no foreign corporation is a party to the merger).



7.    (Check, and if appropriate complete, one of the following):

      The plan of merger is set forth in full in Exhibit A attached hereto and
---   made a part hereof.

 X    Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain
--- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

         PHILADELPHIA AND READING AVENUES   BOYERTOWN    PA   19512-0547  BERKS
         Number and Street                    City      State    Zip      County

      IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 3rd day of JANUARY, 2001



                                           NATIONAL PENN BANCSHARES, INC.
                                    --------------------------------------------
                                                (Name of Corporation)


                                    BY: /s/ Wayne R. Weidner
                                        ----------------------------------------
                                         WAYNE R. WEIDNER  (Signature)

                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                           -------------------------------------

                                          COMMUNITY INDEPENDENT BANK, INC.
                                    --------------------------------------------
                                                (Name of Corporation)

                                    BY: /s/ Frederick P. Krott
                                        ----------------------------------------
                                        FREDERICK P. KROTT  (Signature)

                                    TITLE: CHAIRMAN
                                           -------------------------------------

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

Entity Number
                                _X_ Business Corporation (ss. 1915)
0748548                         ___ Nonprofit Corporation (ss. 5915)



Name
Ellsworth, Carlton, Mixell & Waldman, P.C.          Document will be returned to
------------------------------------------------    the name and address you
Address                                             enter to the left.
1105 Berkshire Boulevard, Suite 320
------------------------------------------------
City            State    Zip Code
Wyomissing,      PA       19610
------------------------------------------------


                        Filed in the Department of State on __________________
Fee: $52
                        ______________________________________________________
                                 Secretary of the Commonwealth


         In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:


1.   The name of the corporation is:

        National Penn Bancshares, Inc.
--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street         City            State       Zip        County

        Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512 Berks
--------------------------------------------------------------------------------

(b) Name of Commercial Registered Office Provider                    County
        c/o  N/A
--------------------------------------------------------------------------------

3.   The statute by or under which it was incorporated:

                        Act of May 5, 1933, P.L. 364, as amended
--------------------------------------------------------------------------------

4.   The date of its incorporation:

                        January 28, 1982
--------------------------------------------------------------------------------

5.   Check, and if appropriate complete, one of the following:

_X_ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___  The amendment shall be effective on: ___________ at ____________
                                            Date            Hour

6.   Check one of the following:

___ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. ss.1914(a) and (b) or ss.5914(a).

_X_ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. ss.1914(c) or ss.5914(b).

7.   Check, and if appropriate, complete one of the following:

___  The amendment adopted by the corporation, set forth in full, is as follows

_X_ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   Check if the amendment restates the Articles:

___ The restated Articles of Incorporation supersede the original articles and all amendments thereto.


                              IN TESTIMONY WHEREOF, the undersigned
                              corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 24th day of April, 2002.

                               National Penn Bancshares, Inc.
                               ------------------------------------------------
                               Name of Corporation

                               /s/ Wayne R. Weidner
                               ------------------------------------------------
                               Signature

                               Chairman, President and Chief Executive Officer
                               ------------------------------------------------
                               Title

                                  EXHIBIT "A"

         Article Eleventh is added to the Articles of Incorporation of National Penn Bancshares, Inc. to read in its entirety as follows:

         Eleventh. Any or all classes and series of shares, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time; however, in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

Entity Number
                                _X_ Business Corporation (ss. 1915)
0748548                         ___ Nonprofit Corporation (ss. 5915)



Name
RETURN TO CSC                                       Document will be returned to
------------------------------------------------    the name and address you
Address                                             enter to the left.

------------------------------------------------
City            State    Zip Code

------------------------------------------------


                        Filed in the Department of State on __________________
Fee: $52
                        ______________________________________________________
                                 Secretary of the Commonwealth


         In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:


1.   The name of the corporation is:

        National Penn Bancshares, Inc.
--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street         City            State       Zip        County

        Philadelphia and Reading Avenues, Boyertown, Pennsylvania 19512 Berks
--------------------------------------------------------------------------------

(b) Name of Commercial Registered Office Provider                    County
        c/o  N/A
--------------------------------------------------------------------------------

3.   The statute by or under which it was incorporated:

                        Act of May 5, 1933, P.L. 364, as amended
--------------------------------------------------------------------------------

4.   The date of its incorporation:

                        January 28, 1982
--------------------------------------------------------------------------------

5.   Check, and if appropriate complete, one of the following:

_X_ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___  The amendment shall be effective on: ___________ at ____________
                                            Date            Hour

6.   Check one of the following:

_X_ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. ss.1914(a) and (b) or ss.5914(a).

___ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. ss.1914(c) or ss.5914(b).

7.   Check, and if appropriate, complete one of the following:

___  The amendment adopted by the corporation, set forth in full, is as follows

_X_ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   Check if the amendment restates the Articles:

___ The restated Articles of Incorporation supersede the original articles and all amendments thereto.


                              IN TESTIMONY WHEREOF, the undersigned
                              corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 23rd day of April, 2002.

                               National Penn Bancshares, Inc.
                               ------------------------------------------------
                               Name of Corporation

                               /s/ Wayne R. Weidner
                               ------------------------------------------------
                               Signature

                               Chairman, President and Chief Executive Officer
                               ------------------------------------------------
                               Title

                                  EXHIBIT "A"
                                  -----------

      Article Eighth, Paragraph (a), of the Company's Articles of Incorporation, is amended to read as follows:

                    (a) The Board of Directors will consist of not less than eight and not more than twenty directors, as determined from time to time by resolution of the Board of Directors.




                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
--------------------------------------------------------------------------------
                         Articles/Certificate of Merger
--------------------                (15 Pa.C.S.)
 Entity Number               X   Domestic Business Corporation (ss. 1926)
 748548                     ___  Domestic Nonprofit Corporation (ss. 5926)
--------------------        ___  Limited Partnership (ss. 8547)



                                             |
Name                                         | Document will be returned
---------------------------------------      | to the name and address
Address                                      | you enter to the left.
---------------------------------------      | <=
City              State       Zip Code       |
                                             |

--------------------------------------------------------------------------------
                                       -----------------------------------------
Fee: $150 plus $40 additional for each | Filed in the Department of State on
-------------------------------------- |
        Party in addition to two       | ------------------------
                                       |
                                       | -------------------------------------
                                       |    Secretary of the Commonwealth
                                       |
                                       -----------------------------------------


         In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

--------------------------------------------------------------------------------
1. The name of the corporation/limited partnership surviving the merger is:
National Penn Bancshares, Inc.
--------------------------------------------------------------------------------
2. Check and complete one of the following:
X  The surviving corporation/1imited partnership is a domestic business/
-- nonprofit corporation/limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
   (a) Number and Street            City       State        Zip     County
Philadelphia and Reading Avenues   Boyertown    PA         19512     Berks
--------------------------------------------------------------------------------
   (b) Name of Commercial Registered Office Provider                County
c/o N/A
--------------------------------------------------------------------------------
__The surviving corporation/limited partnership is a qualified foreign business/
  nonprofit corporation/limited partnership incorporated/formed under the laws of__________ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to comet the following information to conform to the records of the Department):
  (a) Number and Street            City        State        Zip     County
--------------------------------------------------------------------------------
  (b) Name of Commercial Registered Office Provider                 County
c/o
--------------------------------------------------------------------------------
__The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of_____________ and the address of its principal office under the laws of such domiciliary jurisdiction is:
  Number and Street                City       State         Zip

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit cOIporationllimited partnership and qualified foreign businesslnonprofit corporation!Iimited partnership which is a party to the plan of merger are as fol1ows:
Name  Registered Office Address  Commercial Registered Office Provider    County
Peoples First, Inc. - 24 South Third Street, Oxford, PA 19363            Chester


--------------------------------------------------------------------------------
4.   Check and if appropriate complete one of the following:
 x The plan of merger shall be effective upon filing these Articles/Certificate --- of Merger in the Department of State.
___ The plan of merger shall be effective on:________at___________.
                                              Date         Hour
--------------------------------------------------------------------------------
5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:
   Name                                             Manner of Adoption
National Penn Bancshares, Inc. - Adopted by action of the board of directors of the corporation pursuant to 15
Pa.C.S.Section 1924(b)(2).
Peoples First, Inc. - Adopted by the directors and shareholders pursuant to 15 Pa.C.S. Section 1924(a}.
--------------------------------------------------------------------------------
6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
--------------------------------------------------------------------------------
7.   Check, and if appropriate complete, one of the following:

___ The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof

 X  Pursuant to 15 Pa.C.S.ss.1901/ss.8547(b)(relating to omission of certain
--- provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is.

Philadelphia and Reading Avenues   Boyertown     PA      19512       Berks
 ------------------------------------------------------------------------------
Number and street                  City          State    Zip        County
--------------------------------------------------------------------------------

                    IN TESTIMONY WHEREOF, the undersigned corporation/1imited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

                       10th     day of    June        ,     2004     .
                    -----------       ---------------- --------------


                    National Penn Bancshares, Inc.
                    -----------------------------------------------------------
                              Name of Corporation/Limited Partnership

                    /s/ Wayne R. Weidner
                    -----------------------------------------------------------
                                         Signature
                    Chairman and CEO
                    -----------------------------------------------------------
                                           Title



                    Peoples First, Inc.
                    -----------------------------------------------------------
                              Name of Corporation/Limited Partnership

                    /s/ Hugh J. Garchinsky
                    -----------------------------------------------------------
                                         Signature
                    President and CEO
                    -----------------------------------------------------------
                                           Title